Unum Group
Statistical Supplement Fourth Quarter 2025

 TABLE OF CONTENTS
(in millions of dollars, except share data and where noted)
Interim Results are Unaudited

Page
Financial Highlights	1
Capital Metrics	2
Ratings	3
Consolidated Statements of Income	4
Sales Data by Segment	5
Consolidated Balance Sheets	6
Financial Results by Segment	7
Quarterly Historical Financial Results by Segment	8
Financial Results and Selected Statistics by Segment
Unum US	9
Unum International	10
Colonial Life	11
Closed Block	12
Corporate	13
Investments	14
Appendix to Statistical Supplement	15

See "Appendix to Statistical Supplement" on page 15 for a summary of significant items and page 15.2 for a reconciliation of our non-GAAP financial measures.

N.M. = not a meaningful percentage

Unum Group Financial Highlights

	Three Months Ended		Year Ended
	12/31/2025	12/31/2024	12/31/2025	12/31/2024	12/31/2023
Consolidated U.S. GAAP Results¹
Premium Income	$2,692.1	$2,631.1	$10,831.0	$10,497.4	$10,046.0

Adjusted Operating Revenue	$3,249.8	$3,246.7	$13,173.1	$12,921.9	$12,421.9
Net Investment Loss	(10.1)	(10.1)	(106.6)	(34.6)	(36.0)
Amortization of the Deferred Gain on Reinsurance	4.4	—	9.0	—	—
Total Revenue	$3,244.1	$3,236.6	$13,075.5	$12,887.3	$12,385.9

Net Income	$174.1	$348.7	$738.5	$1,779.1	$1,283.8
Net Income Per Common Share:
Basic	$1.04	$1.93	$4.28	$9.49	$6.53
Assuming Dilution	$1.04	$1.92	$4.27	$9.46	$6.50

Assets			$63,519.4	$61,959.3	$63,255.2
Liabilities			$52,400.3	$50,998.2	$53,603.8
Stockholders' Equity			$11,119.1	$10,961.1	$9,651.4
Adjusted Stockholders' Equity			$12,471.1	$12,801.6	$12,292.6

Adjusted Operating Return on Equity
Unum US	21.1%	23.0%	22.6%	25.2%	23.1%
Unum International	12.3%	14.6%	14.8%	15.6%	16.5%
Colonial Life	17.5%	20.2%	18.2%	19.7%	18.1%
Core Operating Segments	19.1%	21.4%	20.5%	22.7%	21.2%
Consolidated	10.3%	11.4%	11.1%	12.7%	12.7%

Traditional U.S. Life Insurance Companies' Statutory Results[2]
Net Gain from Operations, After Tax	$215.9	$304.8	$652.5	$1,337.0	$1,351.5
Net Realized Capital Loss, After Tax	(2.0)	(13.7)	(18.5)	(14.6)	(21.6)

Net Income	$213.9	$291.1	$634.0	$1,322.4	$1,329.9

Capital and Surplus			$3,770.6	$3,909.7	$3,751.3

Weighted Average Risk-based Capital Ratio			~ 440%	~ 430%	~ 415%

[1] Generally Accepted Accounting Principles
[2] Our traditional U.S. life insurance companies are Provident Life and Accident Insurance Company, Unum Life Insurance Company of America, First Unum Life Insurance Company, Colonial Life & Accident Insurance Company, The Paul Revere Life Insurance Company, Unum Insurance Company, Provident Life and Casualty Insurance Company, and Starmount Life Insurance Company.

Unum Group Capital Metrics

	12/31/2025		12/31/2024		12/31/2023
	(in millions)	per share	(in millions)	per share	(in millions)	per share
Total Stockholders' Equity (Book Value)	$11,119.1	$67.11	$10,961.1	$61.38	$9,651.4	$49.91
Excluding:
Net Unrealized Loss on Securities	(2,003.1)	(12.09)	(2,755.2)	(15.43)	(1,919.1)	(9.92)
Effect of Change in Discount Rate Assumptions on the Liability for Future Policy Benefits	929.9	5.61	1,185.4	6.64	(648.4)	(3.35)
Net Loss on Derivatives	(278.8)	(1.68)	(270.7)	(1.51)	(73.7)	(0.39)
Subtotal	12,471.1	75.27	12,801.6	71.68	12,292.6	63.57
Excluding:
Foreign Currency Translation Adjustment	(245.6)	(1.48)	(343.0)	(1.93)	(321.1)	(1.66)
Subtotal	12,716.7	76.75	13,144.6	73.61	12,613.7	65.23
Excluding:
Unrecognized Pension and Postretirement Benefit Costs	(210.9)	(1.27)	(340.2)	(1.90)	(345.7)	(1.79)
Total Stockholders' Equity, Excluding Accumulated Other Comprehensive Loss	$12,927.6	$78.02	$13,484.8	$75.51	$12,959.4	$67.02

Dividends Paid	$307.2	$1.76	$296.6	$1.57	$277.1	$1.39

	Three Months Ended		Year Ended
	12/31/2025	12/31/2024	12/31/2025	12/31/2024	12/31/2023
Shares Repurchased (millions)[1]	3.3	6.0	13.6	15.7	5.7
Cost of Shares Repurchased (millions)[2]	$252.5	$474.5	$1,011.7	$979.3	$252.0
Price (UNM closing price on last trading day of period)			$77.50	$73.03	$45.22

Leverage Ratio			23.6%	22.9%	22.1%

Holding Company Liquidity (millions)			$2,344	$1,987	$1,650

[1]For the year ended December 31, 2025, includes 0.7 million shares related to the settlement of the November 2024 accelerated share repurchase agreement (ASR) which occurred in February 2025.
[2]Includes commissions of $0.1 million for the three months ended December 31, 2025, a de minimis amount for the three months ended December 31, 2024, $1.9 million for the year ended December 31, 2025, a de minimis amount for the year ended December 31, 2024, and $0.1 million for the year ended December 31, 2023. There was excise tax of $2.4 million and $9.8 million for the three months and year ended December 31, 2025, respectively, $3.5 million, and $8.3 million for the three months and year ended December 31, 2024, respectively, and $1.9 million for the year ended December 31, 2023. Also included for the year ended December 31, 2024 is $80.3 million related to shares which settled in February 2025 in connection with the November 2024 ASR agreement.

Unum Group Ratings

	AM Best	Fitch	Moody's	S&P
Outlook	Stable	Stable	Stable	Stable

Senior Unsecured Debt Ratings	bbb+	BBB	Baa2	BBB

Financial Strength Ratings
Provident Life and Accident Insurance Company	A	A	A2	A
Unum Life Insurance Company of America	A	A	A2	A
First Unum Life Insurance Company	A	A	A2	A
Colonial Life & Accident Insurance Company	A	A	A2	A
The Paul Revere Life Insurance Company	A	A	A2	A
Unum Insurance Company	A	A	A2	NR
Provident Life and Casualty Insurance Company	A	A	NR	NR
Starmount Life Insurance Company	A	NR	NR	NR
Unum Limited	NR	NR	NR	A-

NR = not rated

Unum Group Consolidated Statements of Income

	Three Months Ended		Year Ended
	12/31/2025	12/31/2024	12/31/2025	12/31/2024	12/31/2023
Revenue
Premium Income	$2,692.1	$2,631.1	$10,831.0	$10,497.4	$10,046.0
Net Investment Income	482.0	543.6	2,032.7	2,130.0	2,096.7
Net Investment Loss	(10.1)	(10.1)	(106.6)	(34.6)	(36.0)
Other Income	80.1	72.0	318.4	294.5	279.2
Total Revenue	3,244.1	3,236.6	13,075.5	12,887.3	12,385.9

Benefits and Expenses
Policy Benefits Including Remeasurement Loss or Gain	1,892.9	1,861.2	8,065.3	6,917.9	7,257.1
Commissions	333.4	310.8	1,355.3	1,258.6	1,170.1
Interest and Debt Expense	52.6	52.5	208.8	201.1	194.8
Deferral of Acquisition Costs	(176.1)	(156.2)	(697.1)	(651.5)	(632.2)
Amortization of Deferred Acquisition Costs	137.2	133.1	527.1	521.0	481.4
Other Expenses	785.7	589.7	2,682.6	2,388.9	2,274.6
Total Benefits and Expenses	3,025.7	2,791.1	12,142.0	10,636.0	10,745.8

Income Before Income Tax	218.4	445.5	933.5	2,251.3	1,640.1
Income Tax Expense	44.3	96.8	195.0	472.2	356.3

Net Income	$174.1	$348.7	$738.5	$1,779.1	$1,283.8

Weighted Average Shares Outstanding
Basic	167.7	181.0	172.5	187.5	196.7
Assuming Dilution	168.0	181.6	172.9	188.1	197.6

Actual Number of Shares Outstanding			165.7	178.6	193.4

Unum Group Sales Data for Unum US Segment

	Three Months Ended			Year Ended
	12/31/2025	12/31/2024	% Change	12/31/2025	12/31/2024	12/31/2023
Sales by Product
Group Disability and Group Life and AD&D
Group Long-term Disability	$127.2	$154.5	(17.7)%	$243.8	$298.3	$292.7
Group Short-term Disability	177.9	122.4	45.3	274.0	216.5	229.5
Group Life and AD&D	206.8	210.3	(1.7)	361.5	361.5	305.4
Subtotal	511.9	487.2	5.1	879.3	876.3	827.6
Supplemental and Voluntary
Voluntary Benefits	57.9	60.7	(4.6)	289.6	293.7	263.2
Individual Disability	24.2	25.6	(5.5)	105.6	101.7	108.9
Dental and Vision	45.9	51.9	(11.6)	84.4	95.3	84.1
Subtotal	128.0	138.2	(7.4)	479.6	490.7	456.2
Total Sales	$639.9	$625.4	2.3	$1,358.9	$1,367.0	$1,283.8

Sales by Market Sector
Group Disability and Group Life and AD&D
Core Market (< 2,000 employees)	$309.4	$265.5	16.5%	$527.8	$512.6	$521.3
Large Case Market	202.5	221.7	(8.7)	351.5	363.7	306.3
Subtotal	511.9	487.2	5.1	879.3	876.3	827.6
Supplemental and Voluntary	128.0	138.2	(7.4)	479.6	490.7	456.2
Total Sales	$639.9	$625.4	2.3	$1,358.9	$1,367.0	$1,283.8

Unum Group Sales Data for Unum International Segment

	Three Months Ended			Year Ended
(in millions of dollars)	12/31/2025	12/31/2024	% Change	12/31/2025	12/31/2024	12/31/2023
Sales by Product
Unum UK
Group Long-term Disability	$8.3	$7.0	18.6%	$48.6	$47.3	$48.3
Group Life	17.7	15.2	16.4	69.6	68.3	61.4
Supplemental	7.8	4.8	62.5	32.8	34.9	28.0
Unum Poland	11.8	11.8	—	46.2	36.4	33.2
Total Sales	$45.6	$38.8	17.5	$197.2	$186.9	$170.9

Sales by Market Sector
Unum UK
Group Long-term Disability and Group Life
Core Market (< 500 employees)	$12.5	$11.1	12.6%	$48.2	$41.8	$51.2
Large Case Market	13.5	11.1	21.6	70.0	73.8	58.5
Subtotal	26.0	22.2	17.1	118.2	115.6	109.7
Supplemental	7.8	4.8	62.5	32.8	34.9	28.0
Unum Poland	11.8	11.8	—	46.2	36.4	33.2
Total Sales	$45.6	$38.8	17.5	$197.2	$186.9	$170.9

(in millions of pounds)
Unum UK Sales by Product
Group Long-term Disability	£6.3	£5.5	14.5%	£36.7	£37.2	£38.8
Group Life	13.2	11.9	10.9	52.7	53.4	49.4
Supplemental	5.9	3.7	59.5	25.0	27.5	22.6
Total Sales	£25.4	£21.1	20.4	£114.4	£118.1	£110.8

Unum UK Sales by Market Sector
Group Long-term Disability and Group Life
Core Market (< 500 employees)	£9.4	£8.7	8.0%	£36.6	£32.8	£41.2
Large Case Market	10.1	8.7	16.1	52.8	57.8	47.0
Subtotal	19.5	17.4	12.1	89.4	90.6	88.2
Supplemental	5.9	3.7	59.5	25.0	27.5	22.6
Total Sales	£25.4	£21.1	20.4	£114.4	£118.1	£110.8

5. 1

Unum Group Sales Data for Colonial Life Segment

	Three Months Ended			Year Ended
	12/31/2025	12/31/2024	% Change	12/31/2025	12/31/2024	12/31/2023
Sales by Product
Accident, Sickness, and Disability	$117.2	$111.2	5.4%	$336.7	$326.3	$329.5
Life	54.7	44.8	22.1	142.0	127.9	132.1
Cancer and Critical Illness	32.0	29.4	8.8	81.6	78.0	78.0
Total Sales	$203.9	$185.4	10.0	$560.3	$532.2	$539.6

Sales by Market Sector
Commercial
Core Market (< 1,000 employees)	$118.0	$111.5	5.8%	$343.5	$331.9	$347.4
Large Case Market	33.6	27.8	20.9	71.8	65.1	62.3
Subtotal	151.6	139.3	8.8	415.3	397.0	409.7
Public Sector	52.3	46.1	13.4	145.0	135.2	129.9
Total Sales	$203.9	$185.4	10.0	$560.3	$532.2	$539.6

5. 2

Unum Group Consolidated Balance Sheets

	December 31
	2025	2024
Assets

Investments
Fixed Maturity Securities - at fair value	$33,056.6	$35,629.9
Mortgage Loans	2,109.5	2,224.5
Policy Loans	3,668.1	3,617.2
Other Long-term Investments	1,670.4	1,694.4
Short-term Investments	3,016.2	2,540.3
Total Investments	43,520.8	45,706.3

Other Assets
Cash and Bank Deposits	158.2	162.8
Accounts and Premiums Receivable	1,429.8	1,459.0
Reinsurance Recoverable	11,574.6	8,296.4
Accrued Investment Income	596.0	649.8
Deferred Acquisition Costs	2,920.3	2,842.8
Goodwill	353.9	349.1
Property and Equipment	503.7	487.6
Deferred Income Tax	79.5	369.7
Other Assets	2,382.6	1,635.8

Total Assets	$63,519.4	$61,959.3

Unum Group Consolidated Balance Sheets - Continued

	December 31
	2025	2024
Liabilities and Stockholders' Equity

Liabilities
Future Policy Benefits	$38,017.0	$36,806.4
Policyholders' Account Balances	5,636.4	5,633.7
Unearned Premiums	412.8	384.0
Other Policyholders’ Funds	1,479.7	1,526.7
Income Tax Payable	52.2	226.5
Deferred Income Tax	38.8	31.0
Short-term Debt	—	274.6
Long-term Debt	3,767.6	3,465.2
Other Liabilities	2,995.8	2,650.1

Total Liabilities	52,400.3	50,998.2

Stockholders’ Equity
Common Stock	19.6	19.5
Additional Paid-in Capital	1,593.0	1,489.6
Accumulated Other Comprehensive Loss	(1,808.5)	(2,523.7)
Retained Earnings	13,345.3	12,914.0
Treasury Stock - at cost	(2,030.3)	(938.3)

Total Stockholders’ Equity	11,119.1	10,961.1

Total Liabilities and Stockholders’ Equity	$63,519.4	$61,959.3

6. 1

Unum Group Balance Sheets by Segment - December 31, 2025

	Unum US
	Group Disability	Group Life and Accidental Death & Dismemberment	Supplemental and Voluntary	Total Unum US	Unum International	Colonial Life	Closed Block	Corporate	Consolidated
Assets
Investments	$5,685.7	$1,827.5	$4,314.6	$11,827.8	$3,183.2	$3,420.8	$21,459.4	$3,629.6	$43,520.8
Deferred Acquisition Costs	63.6	57.6	1,087.5	1,208.7	72.1	1,639.5	—	—	2,920.3
Goodwill	10.1	—	271.1	281.2	45.0	27.7	—	—	353.9
Reinsurance Recoverable	26.2	7.6	410.1	443.9	93.3	4.6	11,032.8	—	11,574.6
All Other	386.5	326.9	160.3	873.7	254.4	197.3	1,395.6	2,428.8	5,149.8
Total Assets	$6,172.1	$2,219.6	$6,243.6	$14,635.3	$3,648.0	$5,289.9	$33,887.8	$6,058.4	$63,519.4

Liabilities
Future Policy Benefits	$4,591.6	$802.4	$3,099.4	$8,493.4	$2,404.3	$2,032.0	$25,087.3	$—	$38,017.0
Policyholders' Account Balances	—	—	665.7	665.7	—	858.9	4,111.8	—	5,636.4
Unearned Premiums	1.3	5.7	41.7	48.7	201.5	46.9	115.7	—	412.8
Other Policyholders' Funds	26.1	769.6	33.0	828.7	78.3	8.8	563.9	—	1,479.7
Debt	—	—	—	—	—	—	—	3,767.6	3,767.6
All Other	36.3	27.2	209.2	272.7	125.6	71.1	594.4	2,023.0	3,086.8
Total Liabilities	4,655.3	1,604.9	4,049.0	10,309.2	2,809.7	3,017.7	30,473.1	5,790.6	52,400.3

Allocated Stockholders' Equity
Other Allocated Stockholders' Equity	1,473.7	666.6	2,165.0	4,305.3	822.4	2,083.1	4,495.2	765.1	12,471.1
Net Unrealized Loss on Securities and Net Loss on Derivatives	(106.3)	(67.0)	(141.6)	(314.9)	(115.0)	(72.1)	(1,282.6)	(497.3)	(2,281.9)
Effect of Change in Discount Rate Assumptions on the Liability for Future Policy Benefits	149.4	15.1	171.2	335.7	130.9	261.2	202.1	—	929.9
Total Allocated Stockholders' Equity	1,516.8	614.7	2,194.6	4,326.1	838.3	2,272.2	3,414.7	267.8	11,119.1

Total Liabilities and Allocated Stockholders' Equity	$6,172.1	$2,219.6	$6,243.6	$14,635.3	$3,648.0	$5,289.9	$33,887.8	$6,058.4	$63,519.4

Allocated stockholders' equity is determined on the basis of an internal allocation formula that reflects the volume and risk components of the business and aligns with our target capital levels for regulatory and rating agency purposes. We modify this formula periodically to recognize changes in the views of capital requirements.
6. 2

Unum Group Balance Sheets by Segment - December 31, 2024

	Unum US
	Group Disability	Group Life and Accidental Death & Dismemberment	Supplemental and Voluntary	Total Unum US	Unum International	Colonial Life	Closed Block	Corporate	Consolidated
Assets
Investments	$6,016.7	$1,924.5	$4,557.3	$12,498.5	$2,968.7	$3,249.7	$23,862.5	$3,126.9	$45,706.3
Deferred Acquisition Costs	61.1	51.1	1,148.4	1,260.6	53.0	1,529.2	—	—	2,842.8
Goodwill	8.9	—	271.1	280.0	41.4	27.7	—	—	349.1
Reinsurance Recoverable	31.7	5.7	166.4	203.8	99.0	4.3	7,989.3	—	8,296.4
All Other	351.2	202.4	185.1	738.7	129.2	153.3	1,524.2	2,219.3	4,764.7
Total Assets	$6,469.6	$2,183.7	$6,328.3	$14,981.6	$3,291.3	$4,964.2	$33,376.0	$5,346.2	$61,959.3

Liabilities
Future Policy Benefits	$4,773.9	$836.0	$3,059.8	$8,669.7	$2,163.0	$1,904.2	$24,069.5	$—	$36,806.4
Policyholders' Account Balances	—	—	675.7	675.7	—	862.5	4,095.5	—	5,633.7
Unearned Premiums	1.6	6.1	44.0	51.7	165.5	45.4	121.4	—	384.0
Other Policyholders' Funds	37.7	775.9	32.7	846.3	60.1	8.3	612.0	—	1,526.7
Debt	—	—	—	—	—	—	—	3,739.8	3,739.8
All Other	34.2	25.8	149.3	209.3	119.0	63.9	598.2	1,917.2	2,907.6
Total Liabilities	4,847.4	1,643.8	3,961.5	10,452.7	2,507.6	2,884.3	29,496.6	5,657.0	50,998.2

Allocated Stockholders' Equity
Other Allocated Stockholders' Equity	1,584.2	626.8	2,366.2	4,577.2	775.6	1,938.8	5,164.7	345.3	12,801.6
Net Unrealized Loss on Securities and Net Loss on Derivatives	(192.6)	(111.0)	(211.1)	(514.7)	(134.9)	(138.8)	(1,581.4)	(656.1)	(3,025.9)
Effect of Change in Discount Rate Assumptions on the Liability for Future Policy Benefits	230.6	24.1	211.7	466.4	143.0	279.9	296.1	—	1,185.4
Total Allocated Stockholders' Equity	1,622.2	539.9	2,366.8	4,528.9	783.7	2,079.9	3,879.4	(310.8)	10,961.1

Total Liabilities and Allocated Stockholders' Equity	$6,469.6	$2,183.7	$6,328.3	$14,981.6	$3,291.3	$4,964.2	$33,376.0	$5,346.2	$61,959.3

6. 3

Unum Group Financial Results by Segment

We measure and analyze our segment performance on the basis of "adjusted operating revenue" and "adjusted operating income" or "adjusted operating loss", which differ from total revenue and income before income tax as presented in our consolidated statements of income due to the exclusion of investment gains or losses, certain impacts from reinsurance transactions, and reserve assumption updates, as well as certain other items as specified in the following pages. Investment gains or losses primarily include realized investment gains or losses, expected investment credit losses, and gains or losses on derivatives. These performance measures are in accordance with GAAP guidance for segment reporting, but they should not be viewed as a substitute for total revenue, income before income tax, or net income.

	Three Months Ended			Year Ended
	12/31/2025	12/31/2024	% Change	12/31/2025	12/31/2024	% Change
Premium Income
Unum US	$1,748.6	$1,721.4	1.6%	$7,083.5	$6,883.2	2.9%
Unum International	283.9	242.4	17.1	1,082.8	949.5	14.0
Colonial Life	463.2	448.9	3.2	1,839.1	1,783.9	3.1
Closed Block	196.4	218.4	(10.1)	825.6	880.8	(6.3)
	2,692.1	2,631.1	2.3	10,831.0	10,497.4	3.2
Net Investment Income
Unum US	148.3	156.1	(5.0)	604.2	632.2	(4.4)
Unum International	34.7	34.3	1.2	145.6	128.8	13.0
Colonial Life	43.5	42.1	3.3	172.6	161.5	6.9
Closed Block	237.6	297.3	(20.1)	1,016.5	1,148.9	(11.5)
Corporate	17.9	13.8	29.7	93.8	58.6	60.1
	482.0	543.6	(11.3)	2,032.7	2,130.0	(4.6)
Other Income
Unum US	63.4	57.0	11.2	258.8	235.9	9.7
Unum International	4.4	0.4	N.M.	7.7	1.6	N.M.
Colonial Life	0.3	0.4	(25.0)	1.6	4.0	(60.0)
Closed Block	11.6	14.0	(17.1)	49.9	51.7	(3.5)
Corporate	0.4	0.2	N.M.	0.4	1.3	(69.2)
	80.1	72.0	11.3	318.4	294.5	8.1
Total Operating Revenue
Unum US	1,960.3	1,934.5	1.3	7,946.5	7,751.3	2.5
Unum International	323.0	277.1	16.6	1,236.1	1,079.9	14.5
Colonial Life	507.0	491.4	3.2	2,013.3	1,949.4	3.3
Closed Block	445.6	529.7	(15.9)	1,892.0	2,081.4	(9.1)
Corporate	18.3	14.0	30.7	94.2	59.9	57.3
	$3,254.2	$3,246.7	0.2	$13,182.1	$12,921.9	2.0

Unum Group Financial Results by Segment - Continued

	Three Months Ended			Year Ended
	12/31/2025	12/31/2024	% Change	12/31/2025	12/31/2024	% Change
Benefits and Expenses
Unum US	$1,666.8	$1,601.3	4.1%	$6,518.9	$6,168.5	5.7%
Unum International	289.8	239.5	21.0	1,078.4	929.6	16.0
Colonial Life	393.1	368.7	6.6	1,540.8	1,436.7	7.2
Closed Block	482.8	517.2	(6.7)	2,614.3	1,834.8	42.5
Corporate	193.2	64.4	200.0	389.6	266.4	46.2
	3,025.7	2,791.1	8.4	12,142.0	10,636.0	14.2

Income (Loss) Before Income Tax and Net Investment Loss
Unum US	293.5	333.2	(11.9)	1,427.6	1,582.8	(9.8)
Unum International	33.2	37.6	(11.7)	157.7	150.3	4.9
Colonial Life	113.9	122.7	(7.2)	472.5	512.7	(7.8)
Closed Block	(37.2)	12.5	N.M.	(722.3)	246.6	N.M.
Corporate	(174.9)	(50.4)	N.M.	(295.4)	(206.5)	43.1
	228.5	455.6	(49.8)	1,040.1	2,285.9	(54.5)

Income Tax Expense Before Net Investment Loss	47.0	98.7	(52.4)	218.1	479.8	(54.5)

Income Before Net Investment Loss	181.5	356.9	(49.1)	822.0	1,806.1	(54.5)

Net Investment Loss (net of tax benefit of $2.7; $1.9; $23.1; $7.6)	(7.4)	(8.2)	(9.8)	(83.5)	(27.0)	N.M.

Net Income	$174.1	$348.7	(50.1)	$738.5	$1,779.1	(58.5)

7. 1

Unum Group Quarterly Historical Financial Results by Segment

	12/31/2025	9/30/2025	6/30/2025	3/31/2025	12/31/2024	9/30/2024	6/30/2024	3/31/2024
Premium Income
Unum US	$1,748.6	$1,755.4	$1,798.6	$1,780.9	$1,721.4	$1,723.5	$1,730.9	$1,707.4
Unum International	283.9	281.1	271.1	246.7	242.4	246.6	228.8	231.7
Colonial Life	463.2	456.5	462.1	457.3	448.9	441.9	446.2	446.9
Closed Block	196.4	195.0	216.2	218.0	218.4	216.8	221.3	224.3
	2,692.1	2,688.0	2,748.0	2,702.9	2,631.1	2,628.8	2,627.2	2,610.3
Net Investment Income
Unum US	148.3	151.9	155.1	148.9	156.1	161.0	158.1	157.0
Unum International	34.7	36.2	46.2	28.5	34.3	30.4	38.0	26.1
Colonial Life	43.5	44.3	42.6	42.2	42.1	39.6	40.5	39.3
Closed Block	237.6	224.7	284.5	269.7	297.3	284.3	294.2	273.1
Corporate	17.9	19.7	32.3	23.9	13.8	12.5	14.3	18.0
	482.0	476.8	560.7	513.2	543.6	527.8	545.1	513.5
Other Income
Unum US	63.4	65.5	58.0	71.9	57.0	60.1	58.2	60.6
Unum International	4.4	2.9	0.3	0.1	0.4	0.4	0.5	0.3
Colonial Life	0.3	0.6	0.3	0.4	0.4	0.4	0.2	3.0
Closed Block	11.6	16.3	12.1	9.9	14.0	12.4	12.2	13.1
Corporate	0.4	0.3	(0.3)	—	0.2	—	0.4	0.7
	80.1	85.6	70.4	82.3	72.0	73.3	71.5	77.7
Total Operating Revenue
Unum US	1,960.3	1,972.8	2,011.7	2,001.7	1,934.5	1,944.6	1,947.2	1,925.0
Unum International	323.0	320.2	317.6	275.3	277.1	277.4	267.3	258.1
Colonial Life	507.0	501.4	505.0	499.9	491.4	481.9	486.9	489.2
Closed Block	445.6	436.0	512.8	497.6	529.7	513.5	527.7	510.5
Corporate	18.3	20.0	32.0	23.9	14.0	12.5	14.7	18.7
	$3,254.2	$3,250.4	$3,379.1	$3,298.4	$3,246.7	$3,229.9	$3,243.8	$3,201.5

Unum Group Quarterly Historical Financial Results by Segment - Continued

	12/31/2025	9/30/2025	6/30/2025	3/31/2025	12/31/2024	9/30/2024	6/30/2024	3/31/2024
Benefits and Expenses
Unum US	$1,666.8	$1,486.0	$1,693.5	$1,672.6	$1,601.3	$1,437.7	$1,589.7	$1,539.8
Unum International	289.8	276.0	276.0	236.6	239.5	244.6	224.8	220.7
Colonial Life	393.1	375.9	387.6	384.2	368.7	322.5	370.0	375.5
Closed Block	482.8	1,118.3	523.6	489.6	517.2	320.4	493.4	503.8
Corporate	193.2	67.7	63.7	65.0	64.4	77.2	60.0	64.8
	3,025.7	3,323.9	2,944.4	2,848.0	2,791.1	2,402.4	2,737.9	2,704.6

Income (Loss) Before Income Tax Expense (Benefit) and Net Investment Gain (Loss)
Unum US	293.5	486.8	318.2	329.1	333.2	506.9	357.5	385.2
Unum International	33.2	44.2	41.6	38.7	37.6	32.8	42.5	37.4
Colonial Life	113.9	125.5	117.4	115.7	122.7	159.4	116.9	113.7
Closed Block	(37.2)	(682.3)	(10.8)	8.0	12.5	193.1	34.3	6.7
Corporate	(174.9)	(47.7)	(31.7)	(41.1)	(50.4)	(64.7)	(45.3)	(46.1)
	228.5	(73.5)	434.7	450.4	455.6	827.5	505.9	496.9

Income Tax Expense (Benefit) Before Net Investment Gain (Loss)	47.0	(12.0)	85.2	97.9	98.7	172.0	108.2	100.9

Income (Loss) Before Net Investment Gain (Loss)	181.5	(61.5)	349.5	352.5	356.9	655.5	397.7	396.0

Net Investment Gain (Loss)	(10.1)	128.0	(17.7)	(206.8)	(10.1)	(12.9)	(10.4)	(1.2)
Tax Expense (Benefit) on Net Investment Gain (Loss)	(2.7)	26.8	(3.8)	(43.4)	(1.9)	(3.1)	(2.2)	(0.4)
Net Income	$174.1	$39.7	$335.6	$189.1	$348.7	$645.7	$389.5	$395.2

Net Income Per Common Share - Assuming Dilution	$1.04	$0.23	$1.92	$1.06	$1.92	$3.46	$2.05	$2.04

8. 1

Unum Group Financial Results for Unum US Segment

	Three Months Ended		Year Ended
	12/31/2025	12/31/2024	12/31/2025	12/31/2024	12/31/2023
Operating Revenue
Premium Income	$1,748.6	$1,721.4	$7,083.5	$6,883.2	$6,579.2
Net Investment Income	148.3	156.1	604.2	632.2	639.9
Other Income	63.4	57.0	258.8	235.9	220.5
Total	1,960.3	1,934.5	7,946.5	7,751.3	7,439.6

Benefits and Expenses
Policy Benefits Including Remeasurement Loss or Gain	1,068.8	1,024.7	4,120.4	3,864.7	3,808.5
Commissions	189.7	177.4	794.9	729.3	664.4
Deferral of Acquisition Costs	(78.0)	(73.5)	(331.7)	(320.9)	(314.7)
Amortization of Deferred Acquisition Costs	75.1	75.8	283.3	292.5	267.6
Other Expenses	411.2	396.9	1,652.0	1,602.9	1,529.5
Total	1,666.8	1,601.3	6,518.9	6,168.5	5,955.3

Income Before Income Tax and Net Investment Gains and Losses	293.5	333.2	1,427.6	1,582.8	1,484.3
Amortization of the Deferred Gain on Reinsurance	(4.4)	—	(9.0)	—	—
Non-Contemporaneous Reinsurance	0.6	—	1.0	—	—
Reserve Assumption Updates	—	—	(147.7)	(143.6)	(128.8)
Adjusted Operating Income	$289.7	$333.2	$1,271.9	$1,439.2	$1,355.5

Operating Ratios (% of Premium Income):
Benefit Ratio[1]	61.1%	59.5%	60.2%	58.2%	59.8%
Other Expense Ratio[2]	22.8%	22.3%	22.6%	22.5%	22.5%
Income Ratio	16.8%		20.2%	23.0%	22.6%
Adjusted Operating Income Ratio	16.6%	19.4%	18.0%	20.9%	20.6%

[1]Excludes the reserve assumption updates that occurred during the third quarters of 2025, 2024, and 2023. Also excludes the impact of non-contemporaneous reinsurance.
[2]Ratio of Other Expenses to Premium Income plus Unum US Group Disability Other Income, which is primarily related to fee-based services.

Unum Group Financial Results for Unum US Group Disability

	Three Months Ended		Year Ended
	12/31/2025	12/31/2024	12/31/2025	12/31/2024	12/31/2023
Operating Revenue
Premium Income
Group Long-term Disability	$499.6	$525.8	$2,011.1	$2,086.1	$2,057.2
Group Short-term Disability	284.8	273.3	1,138.4	1,084.0	1,012.3
Total Premium Income	784.4	799.1	3,149.5	3,170.1	3,069.5
Net Investment Income	72.2	76.4	296.0	311.2	324.8
Other Income	57.2	57.3	228.6	232.1	211.6
Total	913.8	932.8	3,674.1	3,713.4	3,605.9

Benefits and Expenses
Policy Benefits Including Remeasurement Loss or Gain	503.4	482.5	1,858.5	1,781.8	1,693.2
Commissions	59.3	60.3	250.1	244.4	230.5
Deferral of Acquisition Costs	(14.2)	(14.1)	(60.7)	(62.2)	(60.2)
Amortization of Deferred Acquisition Costs	16.7	17.9	58.2	64.7	57.6
Other Expenses	246.3	239.7	982.4	973.5	936.1
Total	811.5	786.3	3,088.5	3,002.2	2,857.2

Income Before Income Tax and Net Investment Gains and Losses	102.3	146.5	585.6	711.2	748.7
Reserve Assumption Updates	—	—	(105.8)	(90.0)	(121.0)
Adjusted Operating Income	$102.3	$146.5	$479.8	$621.2	$627.7

Operating Ratios (% of Premium Income):
Benefit Ratio[1]	64.2%	60.4%	62.4%	59.0%	59.1%
Other Expense Ratio[2]	29.3%	28.0%	29.1%	28.6%	28.5%
Income Ratio			18.6%	22.4%	24.4%
Adjusted Operating Income Ratio	13.0%	18.3%	15.2%	19.6%	20.4%

Persistency:
Group Long-term Disability			91.1%	93.3%	90.8%
Group Short-term Disability			88.9%	91.7%	88.9%

[1]Excludes the reserve assumption updates that occurred during the third quarters of 2025, 2024, and 2023.
[2]Ratio of Other Expenses to Premium Income plus Other Income, which is primarily related to fee-based services.
9. 1

Unum Group Financial Results for Unum US Group Life and Accidental Death & Dismemberment

	Three Months Ended		Year Ended
	12/31/2025	12/31/2024	12/31/2025	12/31/2024	12/31/2023
Operating Revenue
Premium Income
Group Life	$466.6	$446.8	$1,871.1	$1,784.7	$1,679.0
Accidental Death & Dismemberment	49.3	46.8	195.6	186.1	175.5
Total Premium Income	515.9	493.6	2,066.7	1,970.8	1,854.5
Net Investment Income	21.1	21.7	81.6	88.3	90.1
Other Income	0.2	0.1	1.2	1.5	1.0
Total	537.2	515.4	2,149.5	2,060.6	1,945.6

Benefits and Expenses
Policy Benefits Including Remeasurement Loss or Gain	334.5	329.1	1,391.8	1,294.2	1,347.7
Commissions	45.3	41.5	186.3	168.0	155.9
Deferral of Acquisition Costs	(10.8)	(9.6)	(45.5)	(40.6)	(38.6)
Amortization of Deferred Acquisition Costs	12.6	11.7	39.0	38.4	39.0
Other Expenses	63.7	60.0	255.4	243.0	229.9
Total	445.3	432.7	1,827.0	1,703.0	1,733.9

Income before Income Tax and Net Investment Gains and Losses	91.9	82.7	322.5	357.6	211.7
Reserve Assumption Update	—	—	(3.1)	(13.0)	—
Adjusted Operating Income	$91.9	$82.7	$319.4	$344.6	$211.7

Operating Ratios (% of Premium Income):
Benefit Ratio[1]	64.8%	66.7%	67.5%	66.3%	72.7%
Other Expense Ratio	12.3%	12.2%	12.4%	12.3%	12.4%
Income Ratio			15.6%	18.1%
Adjusted Operating Income Ratio	17.8%	16.8%	15.5%	17.5%	11.4%

Persistency:
Group Life			90.2%	92.0%	89.6%
Accidental Death & Dismemberment			89.1%	91.2%	88.7%

[1]Excludes the reserve assumption update that occurred during the third quarters of 2025 and 2024.
9. 2

Unum Group Financial Results for Unum US Supplemental and Voluntary

	Three Months Ended		Year Ended
	12/31/2025	12/31/2024	12/31/2025	12/31/2024	12/31/2023
Operating Revenue
Premium Income
Voluntary Benefits	$227.2	$214.1	$927.4	$879.2	$850.1
Individual Disability	139.7	141.4	615.1	566.0	527.0
Dental and Vision	81.4	73.2	324.8	297.1	278.1
Total Premium Income	448.3	428.7	1,867.3	1,742.3	1,655.2
Net Investment Income	55.0	58.0	226.6	232.7	225.0
Other Income	6.0	(0.4)	29.0	2.3	7.9
Total	509.3	486.3	2,122.9	1,977.3	1,888.1

Benefits and Expenses
Policy Benefits Including Remeasurement Loss or Gain	230.9	213.1	870.1	788.7	767.6
Commissions	85.1	75.6	358.5	316.9	278.0
Deferral of Acquisition Costs	(53.0)	(49.8)	(225.5)	(218.1)	(215.9)
Amortization of Deferred Acquisition Costs	45.8	46.2	186.1	189.4	171.0
Other Expenses	101.2	97.2	414.2	386.4	363.5
Total	410.0	382.3	1,603.4	1,463.3	1,364.2

Income Before Income Tax and Net Investment Gains and Losses	99.3	104.0	519.5	514.0	523.9
Amortization of the Deferred Gain on Reinsurance	(4.4)	—	(9.0)	—	—
Non-Contemporaneous Reinsurance	0.6	—	1.0	—	—
Reserve Assumption Updates - Voluntary Benefits	—	—	(11.1)	12.2	(10.4)
Reserve Assumption Updates - Individual Disability	—	—	(27.7)	(52.8)	2.6
Adjusted Operating Income	$95.5	$104.0	$472.7	$473.4	$516.1

Operating Ratios (% of Premium Income):
Benefit Ratios:
Voluntary Benefits[1]	48.5%	47.3%	45.7%	43.0%	39.8%
Individual Disability[1,2]	42.7%	41.0%	38.8%	41.0%	44.3%
Dental and Vision	74.3%	73.5%	75.6%	73.9%	73.1%
Other Expense Ratio	22.6%	22.7%	22.2%	22.2%	22.0%
Income Ratio	22.2%		27.8%	29.5%	31.7%
Adjusted Operating Income Ratio	21.3%	24.3%	25.3%	27.2%	31.2%

Persistency:
Voluntary Benefits			76.5%	76.0%	75.5%
Individual Disability			87.7%	89.0%	89.0%
Dental and Vision			83.3%	81.4%	77.1%

[1]Excludes the reserve assumption updates that occurred during the third quarters of 2025, 2024, and 2023.
[2]Excludes the impact of non-contemporaneous reinsurance.
9. 3

Unum Group Financial Results for Unum International Segment

	Three Months Ended		Year Ended
	12/31/2025	12/31/2024	12/31/2025	12/31/2024	12/31/2023
Operating Revenue
Premium Income
Unum UK
Group Long-term Disability	$108.1	$105.6	$427.5	$418.0	$396.1
Group Life	74.1	55.0	275.7	211.3	169.3
Supplemental	47.9	40.5	184.2	165.6	141.5
Unum Poland	53.8	41.3	195.4	154.6	118.3
Total Premium Income	283.9	242.4	1,082.8	949.5	825.2
Net Investment Income	34.7	34.3	145.6	128.8	137.2
Other Income	4.4	0.4	7.7	1.6	1.6
Total	323.0	277.1	1,236.1	1,079.9	964.0

Benefits and Expenses
Policy Benefits Including Remeasurement Loss or Gain	211.9	169.3	767.4	656.7	579.8
Commissions	22.1	20.8	95.7	82.5	72.5
Deferral of Acquisition Costs	(5.6)	(4.6)	(22.0)	(17.8)	(14.6)
Amortization of Deferred Acquisition Costs	2.9	2.2	10.7	9.5	8.4
Other Expenses	58.5	51.8	226.6	198.7	177.7
Total	289.8	239.5	1,078.4	929.6	823.8

Income Before Income Tax and Net Investment Gains and Losses	33.2	37.6	157.7	150.3	140.2
Reserve Assumption Updates	—	—	(5.4)	7.5	17.9
Adjusted Operating Income	$33.2	$37.6	$152.3	$157.8	$158.1

Unum Group Financial Results for Unum UK

	Three Months Ended		Year Ended
(in millions of pounds, except exchange rate)	12/31/2025	12/31/2024	12/31/2025	12/31/2024	12/31/2023
Operating Revenue
Premium Income
Group Long-term Disability	£81.3	£82.4	£324.0	£327.0	£318.5
Group Life	55.7	42.9	208.8	165.1	136.1
Supplemental	36.0	31.6	139.6	129.5	113.7
Total Premium Income	173.0	156.9	672.4	621.6	568.3
Net Investment Income	23.3	24.4	99.4	91.9	102.4
Other Income (Loss)	3.1	(0.1)	5.3	0.1	0.2
Total	199.4	181.2	777.1	713.6	670.9

Benefits and Expenses
Policy Benefits Including Remeasurement Loss or Gain	134.7	113.1	493.8	440.2	408.5
Commissions	8.5	9.2	40.6	38.2	37.4
Deferral of Acquisition Costs	(1.0)	(1.0)	(3.9)	(3.8)	(3.9)
Amortization of Deferred Acquisition Costs	1.2	1.2	4.9	5.2	5.2
Other Expenses	33.7	31.1	133.5	122.4	115.4
Total	177.1	153.6	668.9	602.2	562.6

Income Before Income Tax and Net Investment Gains and Losses	22.3	27.6	108.2	111.4	108.3
Reserve Assumption Updates	—	—	(0.7)	6.4	16.3
Adjusted Operating Income	£22.3	£27.6	£107.5	£117.8	£124.6

Weighted Average Pound/Dollar Exchange Rate	1.332	1.279	1.318	1.278	1.243

Operating Ratios (% of Premium Income):
Benefit Ratio[1]	77.9%	72.1%	73.5%	69.8%	69.0%
Other Expense Ratio	19.5%	19.8%	19.9%	19.7%	20.3%
Income Ratio			16.1%	17.9%	19.1%
Adjusted Operating Income Ratio	12.9%	17.6%	16.0%	19.0%	21.9%

Persistency:
Group Long-term Disability			92.3%	92.0%	92.5%
Group Life			90.1%	89.1%	83.0%
Supplemental			93.3%	90.4%	91.7%

[1]Excludes the reserve assumption updates that occurred during the third quarters of 2025, 2024, and 2023.
10. 1

Unum Group Financial Results for Colonial Life Segment

	Three Months Ended		Year Ended
	12/31/2025	12/31/2024	12/31/2025	12/31/2024	12/31/2023
Operating Revenue
Premium Income
Accident, Sickness, and Disability	$249.8	$244.0	$993.5	$969.5	$946.1
Life	122.9	115.4	483.6	458.0	426.5
Cancer and Critical Illness	90.5	89.5	362.0	356.4	353.5
Total Premium Income	463.2	448.9	1,839.1	1,783.9	1,726.1
Net Investment Income	43.5	42.1	172.6	161.5	153.5
Other Income	0.3	0.4	1.6	4.0	1.2
Total	507.0	491.4	2,013.3	1,949.4	1,880.8

Benefits and Expenses
Policy Benefits Including Remeasurement Loss or Gain	223.6	210.0	876.2	804.7	798.1
Commissions	106.0	96.2	398.6	378.4	359.4
Deferral of Acquisition Costs	(92.5)	(78.1)	(343.4)	(312.8)	(302.9)
Amortization of Deferred Acquisition Costs	59.2	55.1	233.1	219.0	205.4
Other Expenses	96.8	85.5	376.3	347.4	340.0
Total	393.1	368.7	1,540.8	1,436.7	1,400.0

Income Before Income Tax and Net Investment Gains and Losses	113.9	122.7	472.5	512.7	480.8
Reserve Assumption Updates	—	—	(8.9)	(46.0)	(80.7)
Adjusted Operating Income	$113.9	$122.7	$463.6	$466.7	$400.1

Operating Ratios (% of Premium Income):
Benefit Ratio[1]	48.3%	46.8%	48.1%	47.7%	50.9%
Other Expense Ratio	20.9%	19.0%	20.5%	19.5%	19.7%
Income Ratio			25.7%	28.7%	27.9%
Adjusted Operating Income Ratio	24.6%	27.3%	25.2%	26.2%	23.2%

Persistency:
Accident, Sickness, and Disability			74.1%	73.7%	73.6%
Life			84.2%	84.4%	85.1%
Cancer and Critical Illness			82.1%	82.2%	82.4%

[1]Excludes the reserve assumption updates that occurred during the third quarters of 2025, 2024, and 2023.

Unum Group Financial Results for Closed Block Segment

	Three Months Ended		Year Ended
	12/31/2025	12/31/2024	12/31/2025	12/31/2024	12/31/2023
Operating Revenue
Premium Income
Long-term Care	$160.1	$174.6	$670.8	$696.1	$696.0
All Other	36.3	43.8	154.8	184.7	219.5
Total Premium Income	196.4	218.4	825.6	880.8	915.5
Net Investment Income	237.6	297.3	1,016.5	1,148.9	1,066.3
Other Income	11.6	14.0	49.9	51.7	52.6
Total	445.6	529.7	1,892.0	2,081.4	2,034.4

Benefits and Expenses
Policy Benefits Including Remeasurement Loss or Gain	388.6	457.2	2,301.3	1,591.8	2,070.7
Commissions	15.6	16.4	66.1	68.4	73.8
Other Expenses	78.6	43.6	246.9	174.6	172.7
Total	482.8	517.2	2,614.3	1,834.8	2,317.2

Income (Loss) Before Income Tax and Net Investment Gains and Losses	(37.2)	12.5	(722.3)	246.6	(282.8)
Amortization of the Cost of Reinsurance	48.8	10.3	116.7	41.4	44.1
Non-Contemporaneous Reinsurance	9.5	4.9	28.6	25.1	34.8
Reserve Assumption Updates - Long-term Care	—	—	643.1	(174.1)	368.1
Reserve Assumption Updates - All Other	—	—	(2.6)	(1.2)	0.7
Adjusted Operating Income	$21.1	$27.7	$63.5	$137.8	$164.9

Long-term Care Net Premium Ratio[1]			97.5%	94.6%	93.5%

Operating Ratios (% of Premium Income):
Other Expense Ratio[2]	15.2%	15.2%	15.8%	15.1%	14.0%
Income (Loss) Ratio	(18.9)%	5.7%	(87.5)%	28.0%	(30.9)%
Adjusted Operating Income Ratio	10.7%	12.7%	7.7%	15.6%	18.0%

Long-term Care Persistency			95.8%	95.8%	95.6%

[1]Gross of reinsurance.
[2]Excludes amortization of the cost of reinsurance.

Unum Group Financial Results for Corporate Segment

	Three Months Ended		Year Ended
	12/31/2025	12/31/2024	12/31/2025	12/31/2024	12/31/2023
Operating Revenue
Net Investment Income	$17.9	$13.8	$93.8	$58.6	$99.8
Other Income	0.4	0.2	0.4	1.3	3.3
Total	18.3	14.0	94.2	59.9	103.1

Interest, Debt, and Other Expenses	193.2	64.4	389.6	266.4	249.5

Loss Before Income Tax and Net Investment Gains and Losses	(174.9)	(50.4)	(295.4)	(206.5)	(146.4)
Settlement Loss on the U.S. Pension Plan Annuity Purchase	103.8	—	103.8	—	—
Accelerated Charitable Contribution	20.0	—	20.0	—	—
Loss on Legal Settlement	—	—	—	15.3	—
Adjusted Operating Loss	$(51.1)	$(50.4)	$(171.6)	$(191.2)	$(146.4)

Unum Group Investments

	12/31/2025			12/31/2025	12/31/2024
Fixed Maturity Securities (Fair Value)			Selected Statistics
Public	$20,360.0	61.6%	Earned Book Yield	4.35%	4.44%
Mortgage-Backed/Asset-Backed Securities[1]	1,179.3	3.6	Average Duration (in years)	8.42	8.28
Private Placements	5,827.4	17.6
High Yield	1,208.6	3.6
Government Securities	1,415.3	4.3
Municipal Securities	3,058.1	9.3
Redeemable Preferred Stocks	7.9	—
Total	$33,056.6	100.0%

	Amortized Cost	Fair Value	Private Equity Partnerships	12/31/2025	12/31/2024
Quality Ratings of Fixed Maturity Securities			Private Credit Partnerships	$255.8	$289.2
Aaa	3.6%	3.6%	Private Equity Partnerships	651.4	640.2
Aa	16.5	15.8	Real Asset Partnerships	549.1	521.2
A	32.6	33.1	Total	$1,456.3	$1,450.6
Baa	43.7	43.9
Below Baa	3.6	3.6
Total	100.0%	100.0%	Non-Current Investments	$—	$13.0

1Includes credit-tranched securities collateralized by loan obligations, auto loans, and other asset types.

Unum Group Investments at December 31, 2025

Fixed Maturity Securities - By Industry Classification - Unrealized Gain (Loss)
Classification	Fair Value	Net Unrealized Gain (Loss)	Fair Value with Gross Unrealized Loss	Gross Unrealized Loss	Fair Value with Gross Unrealized Gain	Gross Unrealized Gain
Basic Industry	$2,189.1	$(76.4)	$1,099.9	$121.5	$1,089.2	$45.1
Capital Goods	2,854.6	(78.8)	1,512.6	153.5	1,342.0	74.7
Communications	1,994.6	(49.4)	915.0	136.9	1,079.6	87.5
Consumer Cyclical	1,204.6	(72.9)	837.2	95.2	367.4	22.3
Consumer Non-Cyclical	5,594.0	(384.9)	3,744.5	502.5	1,849.5	117.6
Energy	2,170.6	42.0	652.7	63.6	1,517.9	105.6
Financial Institutions	3,642.5	(219.3)	2,520.6	254.7	1,121.9	35.4
Mortgage/Asset-Backed[1]	1,179.3	(8.0)	481.9	17.3	697.4	9.3
Sovereigns	870.3	(138.5)	582.8	157.3	287.5	18.8
Technology	1,346.1	(100.2)	952.1	115.2	394.0	15.0
Transportation	1,473.9	(92.2)	917.2	116.5	556.7	24.3
U.S. Government Agencies and Municipalities	3,603.1	(391.4)	2,317.8	482.4	1,285.3	91.0
Public Utilities	4,933.9	(114.7)	2,352.4	290.1	2,581.5	175.4
Total	$33,056.6	$(1,684.7)	$18,886.7	$2,506.7	$14,169.9	$822.0

Gross Unrealized Loss on Fixed Maturity Securities by Length of Time in Unrealized Loss Position
	Investment-Grade			Below-Investment-Grade
Category	Fair Value	Gross Unrealized Loss		Fair Value	Gross Unrealized Loss
Less than 91 days	$2,786.5	$(39.3)		$59.4	$(0.5)
91 through 180 days	219.8	(12.8)		5.4	(0.3)
181 through 270 days	53.4	(3.0)		0.0	—
271 days to 1 year	201.0	(12.5)		7.8	(1.5)
Greater than 1 year	15,261.2	(2,390.4)		292.2	(46.4)
Total	$18,521.9	$(2,458.0)		$364.8	$(48.7)

1Includes credit-tranched securities collateralized by loan obligations, auto loans, and other asset types.
14. 1

Appendix to Statistical Supplement
2025 Significant Items:

•In February 2025, Unum Life Insurance Company of America entered into a master transaction agreement with Fortitude Reinsurance Company Ltd. (Fortitude Re) which resulted in the execution of a coinsurance agreement (reinsurance agreement) during July 2025. This reinsurance agreement reinsures a portion of our Closed Block long-term care business and a portion of our Unum US individual disability business on a coinsurance basis to Fortitude Re effective January 2025. The reinsurance agreement represents approximately 21 percent of total Closed Block long-term care future policy benefits and approximately 15 percent of Unum US individual disability future policy benefits as of December 31, 2024. Upon closing the transaction in July of 2025, we transferred to Fortitude Re $953.5 million million of cash as well as fixed maturity securities with a fair value totaling $3,230.1 million and accrued investment income of $47.1 million. After consideration of the final settlement, the final ceding commission related to this transaction was $442.3 million. Fortitude Re has an A rating by A.M. Best Company and has established a collateralized trust account for the benefit of Unum America to secure its obligations. As a result of this reinsurance agreement, we recognized the following:
▪Net realized investment loss totaling $46.8 million during the year ended 2025.
▪Reinsurance recoverable of $3,620.5 million comprised of ceded reserves of $3,315.2 million related to the Closed Block long-term care product line and $305.3 million related to the Unum US individual disability product line.
▪Cost of reinsurance of $848.2 million related to the Closed Block long-term care product line and a deferred gain on reinsurance related to the Unum US individual disability product line of $145.9 million
▪Write-off of deferred acquisition costs related to the Unum US individual disability product line of $100.3 million which is included as a component of deferred gain on reinsurance.
•Third quarter of 2025 reserve assumption updates resulting in a net reserve increase of $478.5 million before tax, or $377.8 million after tax.
•During the fourth quarter of 2025, we incurred a loss related to an accelerated charitable contribution of $20.0 million before tax, or $15.8 million after tax.
•During the fourth quarter of 2025, we incurred a settlement loss of $103.8 million before tax, or $82.0 million after tax, related to a purchase of an annuity contract which transferred a portion of our U.S. qualified defined benefit pension plan obligation to a third party.

2024 Significant Items:

•Third quarter of 2024 reserve assumption updates resulting in a net reserve decrease of $357.4 million before tax, or $282.6 million after tax.
•During the third quarter of 2024, we incurred a loss of $15.3 million before tax, or $12.1 million after tax, for the settlement of an employment-related matter.

2023 Significant Items:

•Third quarter of 2023 reserve assumption updates resulting in a net reserve increase of $177.2 million before tax, or $139.3 million after tax.
•In 2018, the Financial Accounting Standards Board issued ASU 2018-12, "Targeted Improvements to the Accounting for Long-Duration Contracts." This update significantly amended the accounting and disclosure requirements for long-duration insurance contracts. The update was effective for periods beginning January 1, 2023. We adopted this guidance effective January 1, 2023 using the modified retrospective approach with changes applied as of January 1, 2021, also referred to as the transition date.

Appendix to Statistical Supplement - Continued

Non-GAAP Financial Measures

We analyze our performance using non-GAAP financial measures which exclude or include amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. We believe the following non-GAAP financial measures are better performance measures and better indicators of the revenue and profitability and underlying trends in our business:

•Consolidated adjusted operating revenue, which excludes investment gains or losses and amortization of the deferred gain on reinsurance;
•After-tax adjusted operating income or loss, which excludes investment gains or losses, certain impacts from reinsurance transactions, reserve assumption updates, and certain other items, as applicable;
•Adjusted operating return on equity, which is calculated using after-tax adjusted operating income or loss and excludes from equity the unrealized gain or loss on securities, the effect of change in discount rate assumptions on the liability for future policy benefits, and net gain or loss on derivatives;
~~•~~Leverage ratio, which excludes the unrealized gain or loss on securities, the effect of change in discount rate assumptions on the liability for future policy benefits, and net gain or loss on derivatives;
•Book value per common share, which is calculated excluding accumulated other comprehensive income (loss) (AOCI);
•Premium income in constant currency, which excludes the impact of fluctuations in exchange rates between the U.S. dollar and the local currencies in which our Unum International segment is conducted. Given volatility in foreign currency exchange markets, exchange rates can fluctuate between periods. We believe translating prior period results using current period local currency exchange rates provides a more comparable view of our results; and
•Adjusted operating expense ratio, which excludes amortization of the cost of reinsurance and certain other items.

Investment gains or losses primarily include realized investment gains or losses, expected investment credit losses, impairment losses, and gains or losses on derivatives. Investment gains or losses and unrealized gains or losses on securities depend on market conditions and do not necessarily relate to decisions regarding the underlying business of our Company. Leverage ratio and book value per common share excluding certain components of AOCI, certain of which tend to fluctuate depending on market conditions and general economic trends, are important measures.

At times, we utilize reinsurance transactions to manage risk related to certain portions of our business including the exit of portions of our Closed Block businesses. As a result, we exclude the amortization of the cost of reinsurance and the amortization of the deferred gain on reinsurance that are recognized after the closing of these transactions. We also exclude the impact of non-contemporaneous reinsurance for these transactions. While the total equity impact of non-contemporaneous reinsurance is neutral, the difference in original discount rates utilized for direct and ceded reserves results in a disproportionate earnings impact. We believe that the exclusion of these items provides a better view of our results from our ongoing businesses.

Cash flow assumptions used to calculate our liability for future policy benefits are reviewed at least annually and updated, as needed, with the resulting impact reflected in net income. While the effects of these assumption updates are recorded in the reporting period in which the review is completed, these updates reflect experience emergence and changes to expectations spanning multiple periods. We believe that by excluding the impact of reserve assumption updates we are providing a more comparable and consistent view of our results.

We may at other times exclude certain other items from our discussion of financial ratios and metrics in order to enhance the understanding and comparability of our operational performance and the underlying fundamentals, but this exclusion is not an indication that similar items may not recur and does not replace net income or net loss as a measure of our overall profitability.

For a reconciliation of the most directly comparable GAAP measures to these non-GAAP financial measures, refer to the "Reconciliation of Non-GAAP Financial Measures" beginning on page 15.2, other than book value per common share, which is presented on page 2.
15.1

Reconciliation of Non-GAAP Financial Measures

	Three Months Ended		Year Ended
	12/31/2025	12/31/2024	12/31/2025	12/31/2024	12/31/2023
Total Revenue	$3,244.1	$3,236.6	$13,075.5	$12,887.3	$12,385.9
Excluding:
Net Investment Loss	(10.1)	(10.1)	(106.6)	(34.6)	(36.0)
Amortization of the Deferred Gain on Reinsurance	4.4	—	9.0	—	—
Adjusted Operating Revenue	$3,249.8	$3,246.7	$13,173.1	$12,921.9	$12,421.9

15.2

Reconciliation of Non-GAAP Financial Measures - Continued

	After-Tax Adjusted Operating Income (Loss)	Average Allocated Equity[1]	Adjusted Operating Return on Equity

Year Ended December 31, 2025
Unum US	$1,005.2	$4,441.2	22.6%
Unum International	118.5	799.0	14.8%
Colonial Life	365.8	2,011.0	18.2%
Core Operating Segments	1,489.5	7,251.2	20.5%
Closed Block	40.7	4,830.0
Corporate	(124.2)	555.2
Total	$1,406.0	$12,636.4	11.1%

Year Ended December 31, 2024
Unum US	$1,137.6	$4,523.2	25.2%
Unum International	120.9	776.8	15.6%
Colonial Life	368.2	1,869.2	19.7%
Core Operating Segments	1,626.7	7,169.2	22.7%
Closed Block	98.6	5,324.1
Corporate	(137.1)	53.8
Total	$1,588.2	$12,547.1	12.7%

Year Ended December 31, 2023
Unum US	$1,071.0	$4,635.7	23.1%
Unum International	127.9	774.3	16.5%
Colonial Life	315.6	1,744.5	18.1%
Core Operating Segments	1,514.5	7,154.5	21.2%
Closed Block	120.8	5,295.1
Corporate	(121.7)	(573.7)
Total	$1,513.6	$11,875.9	12.7%
1Excludes unrealized loss on securities, the effect of change in discount rate assumptions on the liability for future policy benefits, and net loss on derivatives and is calculated using the stockholders' equity balances presented on page 15.5.

15.3

Reconciliation of Non-GAAP Financial Measures - Continued

	After-Tax Adjusted Operating Income (Loss)	Average Allocated Equity[1]	Annualized Adjusted Operating Return on Equity

Three Months Ended December 31, 2025
Unum US	$228.9	$4,348.2	21.1%
Unum International	25.1	813.2	12.3%
Colonial Life	89.9	2,054.6	17.5%
Core Operating Segments	343.9	7,216.0	19.1%
Closed Block	14.0	4,501.3
Corporate	(35.6)	765.7
Total	$322.3	$12,483.0	10.3%

Three Months Ended December 31, 2024
Unum US	$263.3	$4,581.8	23.0%
Unum International	28.4	780.2	14.6%
Colonial Life	96.8	1,914.3	20.2%
Core Operating Segments	388.5	7,276.3	21.4%
Closed Block	19.5	5,485.4
Corporate	(39.1)	178.4
Total	$368.9	$12,940.1	11.4%

1Excludes unrealized loss on securities, the effect of change in discount rate assumptions on the liability for future policy benefits, and net loss on derivatives and is calculated using the stockholders' equity balances presented on page 15.5.

15.4

Reconciliation of Non-GAAP Financial Measures - Continued

Average allocated equity is computed as follows:

	12/31/2025	9/30/2025	12/31/2024	9/30/2024	12/31/2023	12/31/2022
Total Stockholders' Equity	$11,119.1	$10,908.8	$10,961.1	$10,951.4	$9,651.4	$8,735.0
Excluding:
Net Unrealized Loss on Securities	(2,003.1)	(1,978.2)	(2,755.2)	(1,491.2)	(1,919.1)	(3,028.4)
Effect of Change in Discount Rate Assumptions on the Liability for Future Policy Benefits	929.9	656.6	1,185.4	(527.0)	(648.4)	313.9
Net Loss on Derivatives	(278.8)	(264.2)	(270.7)	(108.9)	(73.7)	(9.6)
Total Adjusted Stockholders' Equity	$12,471.1	$12,494.6	$12,801.6	$13,078.5	$12,292.6	$11,459.1

	Three Months Ended	Twelve Months Ended	Three Months Ended	Twelve Months Ended	Twelve Months Ended
	12/31/2025		12/31/2024		12/31/2023
Average Adjusted Stockholders' Equity	$12,483.0	$12,636.4	$12,940.1	$12,547.1	$11,875.9

	Three Months Ended
	December 31		December 31
	2025		2024
	(in millions)	per share*	(in millions)	per share*
Net Income	$174.1	$1.04	$348.7	$1.92
Excluding:
Net Investment Loss (net of tax benefit of $2.7; $1.9)	(7.4)	(0.04)	(8.2)	(0.04)
Amortization of the Cost of Reinsurance (net of tax benefit of $10.2; $2.2)	(38.6)	(0.23)	(8.1)	(0.04)
Amortization of Deferred Gain on Reinsurance (net of tax expense of $0.9; $—)	3.5	0.02	—	—
Non-Contemporaneous Reinsurance (net of tax benefit of $2.2; $1.0)	(7.9)	(0.05)	(3.9)	(0.03)
Settlement Loss on the U.S. Pension Plan Annuity Purchase (net of tax benefit of $21.8; $—)	(82.0)	(0.49)	—	$—
Accelerated Charitable Contribution (net of tax benefit of $4.2; $—)	(15.8)	(0.09)	—	$—
After-tax Adjusted Operating Income	$322.3	$1.92	$368.9	$2.03

*Assuming dilution.

15.5

Reconciliation of Non-GAAP Financial Measures - Continued

	Year Ended December 31
	2025		2024		2023
	(in millions)	per share *	(in millions)	per share *	(in millions)	per share *
Net Income	$738.5	$4.27	$1,779.1	$9.46	$1,283.8	$6.50
Excluding:
Net Investment Loss
Net Investment Loss Related to the Fortitude Re Reinsurance Transaction (net of tax benefit of $9.9; $—; $—)	(36.9)	(0.21)	—	—	—	—
Net Investment Loss, Other (net of tax benefit of $13.2; $7.6; $7.8)	(46.6)	(0.28)	(27.0)	(0.14)	(28.2)	(0.14)
Total Net Investment Loss	(83.5)	(0.49)	(27.0)	(0.14)	(28.2)	(0.14)
Amortization of the Cost of Reinsurance (net of tax benefit of $24.5; $8.7; $9.3)	(92.2)	(0.53)	(32.7)	(0.17)	(34.8)	(0.18)
Amortization of the Deferred Gain on Reinsurance (net of tax expense of $1.9; $—; $—)	7.1	0.04	—	—	—	—
Non-Contemporaneous Reinsurance (net of tax benefit of $6.3; $5.2; $7.3)	(23.3)	(0.14)	(19.9)	(0.11)	(27.5)	(0.14)
Reserve Assumption Updates (net of tax expense (benefit) of $(100.7); $74.8; $(37.9))	(377.8)	(2.18)	282.6	1.50	(139.3)	(0.70)
Settlement Loss on the U.S. Pension Plan Annuity Purchase (net of tax benefit of $21.8; $—; $—)	(82.0)	(0.47)	—	—	—	—
Accelerated Charitable Contribution (net tax benefit of $4.2; $—; $—)	(15.8)	(0.09)	—	—	—	—
Loss on Legal Settlement (net of tax benefit of $—; $(3.2); $—)	—	—	(12.1)	(0.06)	—	—
After-tax Adjusted Operating Income	$1,406.0	$8.13	$1,588.2	$8.44	$1,513.6	$7.66

*Assuming dilution.

15.6

Reconciliation of Non-GAAP Financial Measures - Continued

	December 31
	2025	2024	2023
Debt	$3,767.6	$3,739.8	$3,430.4
Including:
Lease Liability	78.9	69.4	62.6
Debt and Lease Liability	$3,846.5	$3,809.2	$3,493.0

Total Stockholders' Equity	$11,119.1	$10,961.1	$9,651.4
Excluding:
Net Unrealized Loss on Securities	(2,003.1)	(2,755.2)	(1,919.1)
Effect of Change in Discount Rate Assumptions on the Liability for Future Policy Benefits	929.9	1,185.4	(648.4)
Net Loss on Derivatives	(278.8)	(270.7)	(73.7)
Equity, As Adjusted	12,471.1	12,801.6	12,292.6
Debt and Lease Liability	3,846.5	3,809.2	3,493.0
Total Adjusted Capital	$16,317.6	$16,610.8	$15,785.6

Leverage Ratio	23.6%	22.9%	22.1%

	Three Months Ended
	December 31, 2025	December 31, 2024
	Premium Income	Premium Income in Local Currency[1]		Weighted Average Exchange Rate[2]	Premium Income in Constant Currency

Unum International
Unum UK	$230.1		£156.9	1.330	$208.7
Unum Poland	53.8	zł	166.9	0.275	45.9
Total	283.9				254.6
Unum US	1,748.6		$1,721.4		1,721.4
Colonial Life	463.2		$448.9		448.9
Core Operations	$2,495.7				$2,424.9
1Premium income shown in millions of pounds for Unum UK, millions of zlotys for Unum Poland, and millions of U.S. dollars for Unum US and Colonial Life.
2Exchange rate is calculated using the average foreign currency exchange rates for the most recent period, applied to the comparable prior period.

15.7

	Year Ended
	December 31, 2025	December 31, 2024
	Premium Income	Premium Income in Local Currency[1]		Weighted Average Exchange Rate[2]	Premium Income in Constant Currency

Unum International
Unum UK	$887.4		£621.6	1.320	$820.5
Unum Poland	195.4	zł	615.3	0.267	164.3
Total	1,082.8				984.8
Unum US	7,083.5		$6,883.2		6,883.2
Colonial Life	1,839.1		$1,783.9		1,783.9
Core Operations	$10,005.4				$9,651.9
1Premium income shown in millions of pounds for Unum UK, millions of zlotys for Unum Poland, and millions of U.S. dollars for Unum US and Colonial Life.
2Exchange rate is calculated using the average foreign currency exchange rates for the most recent period, applied to the comparable prior period.

15.8

We have completed reinsurance transactions to exit significant portions of our Closed Block businesses and, effective February 2026, we are no longer accepting new enrollments on existing group long-term care policies. As a result of these actions and the continued run-off of the Closed Block business, Closed Block segment earnings are less relevant to our financial results and as such, beginning in 2026, we plan to adjust our calculation of after-tax adjusted operating income to exclude the results of the Closed Block segment. As part of this update, we determined that it is no longer necessary to adjust after-tax adjusted operating income to exclude the amortization of the cost of reinsurance, the amortization of the deferred gain on reinsurance, and the impact of non-contemporaneous reinsurance, because the majority of these items are included in Closed Block segment results. The chart below presents the non-GAAP reconciliation for this redefined after-tax adjusted operating income for 2025.

	Redefined After-tax Adjusted Operating Income
	Year Ended December 31
	2025
	(in millions)	per share *
Net Income	$738.5	$4.27
Excluding:
Net Investment Loss
Net Investment Loss Related to Fortitude Re Reinsurance Transaction (net of tax benefit of $9.9)	(36.9)	(0.21)
Net Investment Loss, Other (net of tax benefit of $13.2)	(46.6)	(0.28)
Total Net Investment Loss	(83.5)	(0.49)
Redefined Closed Block Segment after-tax adjusted operating loss (net of tax benefit of $7.8)	(74.0)	(0.43)
Reserve Assumption Updates (net of tax benefit of $100.7)	(377.8)	(2.18)
Settlement Loss on U.S. Pension Plan Annuity Purchase (net of tax benefit of $21.8)	(82.0)	(0.47)
Accelerated Charitable Contribution (net of tax benefit of $4.2)	(15.8)	(0.09)
Redefined After-tax Adjusted Operating Income	$1,371.6	$7.93

*Assuming dilution.

15.9